INVESTOR PRESENTATION NYSE: GNTY 3RD QUARTER 2024

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of September 30, 2024, Guaranty Bancshares, Inc. had total assets of $3.1 billion, total loans of $2.1 billion and total deposits of $2.7 billion. Visit www.gnty.com for more information. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q3 2024 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NONINTEREST INCOME AND EXPENSE Total assets were $3.10 billion at Sep 30, 2024, compared to $3.18 billion at Dec 31, 2023 Total gross loans were $2.14 billion at Sep 30, 2024, compared to $2.32 billion at Dec 31, 2023 Gross loans decreased $78.5 million (3.5%) in 3Q24 Purchased $21.4 million in AFS MBS in 3Q24 at a weighted average yield to maturity of 4.9%, and $15.0 million in AFS US Treasuries at a weighted average yield of 3.9% Total deposits were $2.67 billion at Sep 30, 2024, compared to $2.63 billion Dec 31, 2023 Repaid all FHLB borrowings in 3Q24 Total equity was $319.3 million at Sep 30, 2024 compared to $303.8 million at Dec 31, 2023 Paid cash dividend of $0.24/share in 1Q24 through 3Q24, compared to $0.23 in each quarter in 2023 Noninterest income increased by $555,000, or 12.1%, from $4.6 million in 2Q24. The increase resulted primarily from a $900,000 ORE valuation allowance during 2Q24 and not present in current quarter Noninterest expense increased $76,000, or 0.4%, from 2Q24, due primarily to ORE-related holding costs during 3Q24 Efficiency ratio of 70.47% for 3Q24, compared to 72.34 % for 2Q24 and 72.64% for 3Q23 Net earnings of $7.4 million in both 3Q24 and 2Q24, compared to $6.3 million in 3Q23 Net earnings per basic share of $0.65 in both 3Q24 and 2Q24, compared to $0.54 in 3Q23 ROAA of 0.96% and ROAE of 9.58%, compared to 0.95% and 9.91%, respectively, in 2Q24 Net interest margin (FTE) was 3.33%, compared to 3.26% in 2Q24 and 3.02% in 3Q23 Loan yield was 6.35%, compared to 6.29% in 2Q24 and 5.91% in 3Q23 Cost of total deposits was 2.31%, compared to 2.28% in 2Q24 and 1.98% in 3Q23** **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

ACL Reverse provision for credit losses of $500,000 in 3Q24 and $1.95 million reversal YTD Reduction in gross loan balances and stable credit trends No qualitative factor adjustments in 3Q24 Allowance for credit losses (ACL) coverage is 1.34% at Sep 30, 2024 and 1.33% at Dec 31, 2023 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $78.5 million, or 3.5%, in 3Q24, and $186.0 million YTD Weighted average yield on new loan originations in 3Q24 was 8.07%, compared to 8.26 % in 2Q24 Nonperforming assets to total assets were 0.66% as of Sep 30, 2024 and 0.71% as of Jun 30, 2024 Net charge-offs were $239,000 in 3Q24, compared to $78,000 in 2Q24 and $619,000 in 3Q23 Net charge-offs to average loans were 0.04% in 3Q24, compared to 0.01% in 2Q24 and 0.11% in 3Q23 Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represent 40.5% and 10.0% of our total loan portfolio, respectively. Office-related loans represent 5.8% of the total loan portfolio and have an average balance of $544,000 Nonaccrual loans were $5.1 million as of Sep 30, 2024 and $6.2 million as of Jun 30, 2024, or 0.24% and 0.28% of total loans, respectively Substandard loans at Sep 30, 2024 were $12.3 million, down from $18.7 million at Jun 30, 2024. Q3 2024 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 89,878 total deposit accounts with an average balance of $29,695 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 26.3% of total deposits Total deposits increased by $42.8 million during 3Q24. Time deposit and DDA balances increased $24.5 million and $19.2 million, respectively, while savings and MMDA balances decreased $965,000 Loan-to-deposit ratio of 80.1% as of Sep 30, 2024, 84.3 % as of Jun 30, 2024 and 87.2% as of Sep 30, 2023 Noninterest-bearing deposits represent 31.5% of total deposits as of Sep 30, 2024, down from 32.4% as of Dec 31, 2023 and 34.0% as of Sep 30, 2023 Q3 2024 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio* was 17.1% at Sep 30, 2024 FHLB advances decreased $175.0 million from 3Q23 and no advances at Sep 30, 2024 Total available contingent liquidity from all sources is $1.4 billion at Sep 30, 2024 Total net unrealized loss on investment securities is $33.2 million, comprised of $10.6 million AFS and $22.6 million HTM. Net of tax, total unrealized loss is $26.2 million, which is 8.0% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Sep 30, 2024 is 10.4% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 9.8%** During 3Q24, we repurchased 59,996 shares Company stock at an average price of $30.65 per share. During 2Q24, we repurchased 138,427 shares at an average price of $29.56 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as a Percentage of Total Equity (dollars in thousands) September 30, 2024 Total equity(1) $ 319,293 Less: net unrealized loss on HTM securities, tax effected (17,852) Total equity, including net unrealized loss on AFS and HTM securities $ 301,441 Net unrealized loss on AFS securities, tax effected 8,374 Net unrealized loss on HTM securities, tax effected 17,852 Net unrealized loss on AFS and HTM securities, tax effected $ 26,226 Net unrealized loss on securities as % of total equity(1) 8.2% Total equity before impact of unrealized losses $ 327,667 Net unrealized loss on securities as % of total equity before impact of unrealized losses 8.0% Total average assets $ 3,066,380 Total equity to average assets 10.4% Total equity, adjusted for tax effected net unrealized loss, to average assets 9.8% (1) Includes the net unrealized loss on AFS securities of $8.4 million, tax effected.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cost of Total Deposits Quarter Ended (dollars in thousands) September 30, 2024 June 30, 2024 September 30, 2023 Total average interest-bearing deposits $ 1,821,395 $ 1,795,958 $ 1,726,218 Adjustments: Noninterest-bearing deposits 800,573 818,290 888,772 Total average deposits $ 2,621,968 $ 2,614,248 $ 2,614,990 Total deposit-related interest expense $ 15,243 $ 14,824 $ 13,069 Average cost of interest-bearing deposits 3.33% 3.32% 3.00% Average cost of total deposits 2.31 2.28 1.98